SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  December 10, 1999
                                                  ------------------------------
                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                              0-3658                        95-1068610
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(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                     File Number)          (Identification No.)

1 First American Way, Santa Ana, California                                92707
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(Address of Principal Executive Offices)                               Zip Code)

Registrants telephone number, including area code  (714) 558-3211
                                                   -----------------------------
       Former Address: 114 East Fifth Street, Santa Ana, California, 92701
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

99 Press Release of The First American Financial Corporation dated December 10, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE FIRST AMERICAN FINANCIAL
                                                              CORPORATION



Date: December 21, 1999                      By:   /s/Thomas A. Klemens
                                                   ----------------------
                                                   Name:  Thomas A. Klemens
                                                   Title: Executive Vice
                                                          President and Chief
                                                          Financial Officer